                                                                EXHIBIT 10.24(d)

                                                                  CONFORMED COPY

                            AMENDMENT TO THE 364-DAY

                                CREDIT AGREEMENT

                          DATED AS OF JANUARY 27, 1999

This Amendment to the $125,000,000 364-Day Credit Agreement dated as of January
         27, 1999 ("Amendment") is entered into as of January 23, 2002.

                                    RECITALS

         This Amendment is entered into in reference to the following facts:

                  (a) The 364-Day Credit Agreement is dated as of January 27, 1999 (as extended on January 26, 2000 and January 24, 2001 and as the same may be amended, supplemented or otherwise modified from time to time, the "364-Day Credit Agreement") among Arch Chemicals, Inc., Olin Corporation, the Lenders and Agents party thereto and JPMorgan Chase Bank, as Administrative Agent for the Lenders. Capitalized terms used in this Amendment without definition shall have the respective meanings assigned to them in the 364-Day Credit Agreement.

                  (b) Simultaneously with and as a condition precedent to the execution hereof, the Borrower and certain of the Lenders under the 364-Day Credit Agreement (the "Continuing Lenders") are entering into an Extension Agreement in the Form of Exhibit C to the 364-Day Credit Agreement to extend the Maturity Date by 364 days (the "Extension Agreement"). In accordance with
Section 2.18 of the 364-Day Credit Agreement, the Commitment of each Continuing Lender shall be extended for a period of 364 days and the Commitment of each Lender under the existing 364-Day Credit Agreement which is not an Continuing Lender shall terminate on the Maturity Date prior to giving effect to the Extension Agreement.

                  (c) The Borrower, the Agents and the Continuing Lenders desire to amend the 364-Day Credit Agreement (after giving effect to the Extension Agreement) in order to make certain amendments as more particularly described herein to the financial covenants and certain financial definitions.

                  (d) No Loans or other extensions of credit have been made and are outstanding under the 364-Day Credit Agreement.




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
         NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:

                            ARTICLE ONE - AMENDMENT

         1.1 Amendment of definition of "Applicable Rate". (a) Item (i) of the definition of "Applicable Rate" shall be amended by the deletion in its entirety of the existing table and its substitution with the following:

"

              CONSOLIDATED                   ABR     EURODOLLAR
             LEVERAGE RATIO                 SPREAD     SPREAD    FACILITY FEE RATE
             --------------                 ------     ------    -----------------
  less than or equal to 0.5                 0.000%      0.475%        0.150%

  > 0.5 and less than or equal to 1.5       0.000%      0.575%        0.175%

  > 1.5 and less than or equal to 2.5       0.000%      0.675%        0.200%

  > 2.5 and less than or equal to 3.5       0.000%      1.000%        0.250%

  > 3.5                                      0.55%      1.550%        0.450%

                                                                                        "

         (b) Item (ii) of the definition of "Applicable Rate" shall be amended by the deletion in its entirety of the existing table and its substitution with the following:


"

          SENIOR UNSECURED                ABR     EURODOLLAR
            DEBT RATING                  SPREAD     SPREAD     FACILITY FEE RATE
           --------------                ------     ------     -----------------

  A/A3                                   0.000%      0.375%         0.125%
  BBB+ /Baa1                             0.000%      0.475%         0.150%
  BBB/Baa2                               0.000%      0.575%         0.175%
  BBB-/Baa3                              0.000%      0.675%         0.200%
  < BBB-/Baa3                            0.000%      1.000%         0.250%
  less than or equal to BB+/Ba1           0.55%      1.550%         0.450%

                                                                                        "



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                                                                       EXECUTION

         1.2 Amendment of Article II. Article II shall be amended by the addition at the end thereof of new Sections 2.19 and 2.20 as follows:


                  "SECTION 2.19 New Lenders (a) During the period from the date hereof to the Maturity Date, with the consent of the Borrower and the Administrative Agent (which in the case of the Administrative Agent shall not be unreasonably withheld), one or more additional lenders may become a party to this Agreement by executing an Additional Lender Supplement with the Borrower and the Administrative Agent, substantially in the form of Exhibit E hereto, whereupon such lender (each, a "New Lender") shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement, provided that (i) such New Lender's Commitment shall be in a minimum amount of $2,500,000, and
         (ii) after giving effect to such addition, the aggregate amount of the Commitments shall not exceed $125,000,000. Effective as of the date on which any such New Lender becomes a Lender pursuant to the provisions of this Section 2.19, the aggregate amount of the Commitments shall be increased by the amount of such New Lender's Commitment.

                  (b) If on the date on which such New Lender becomes a Lender pursuant to this Section 2.19 there is an unpaid principal amount of Revolving Loans, each New Lender undertaking a Commitment shall make Revolving Loans to the Borrower of such types and in such amounts as shall be necessary to cause the outstanding amount of such New Lender's share of each type of Revolving Loan made by all Lenders to be equal to such New Lender's pro rata share. Notwithstanding anything herein to the contrary, any Eurodollar Loans made by a New Lender pursuant to this Section 2.19 shall have (i) Interest Periods which end on the same dates as the Interest Periods for the corresponding Eurodollar Loans made by all the Lenders and (ii) interest rates equal to the interest rates for the corresponding Eurodollar Loans made by all the Lenders.

                  (c) Subject to the provisions of Sections 2.02, 2.03 and 2.09, the Borrower may elect to have the Administrative Agent on behalf of the Borrower apply the proceeds of such New Lender's Revolving Loans to the partial prepayment of the Lenders' Revolving Loans (including the New Lender's Revolving Loans made pursuant to




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                                                                       EXECUTION

         Section 2.19(b), it being understood that such New Lender may retain an amount equal to its pro rata share of its Revolving Loans) to the extent necessary to cause the outstanding amount of such New Lender's share of each type of Revolving Loan made by all Lenders to be equal to such New Lender's pro rata share (and the pro rata provisions of Section 2.16 shall not be applicable to such payment). If the Borrower elects to apply the proceeds of such New Lender's Revolving Loans to the partial prepayment of the other Lenders' Eurodollar Loans on a date other than the last day of an Interest Period with respect to all such Eurodollar Loans, the Borrower shall pay to the Lenders the compensation referred to in Section 2.14.

                  (d) Promptly following the addition of a New Lender hereunder, the Administrative Agent shall advise the Lenders of such addition, of the amount of such New Lender's Commitment and of the amount of any borrowing from such New Lender hereunder made simultaneously upon its addition.

                  2.20 Increases in Commitments. (a) During the period from the date hereof to the Maturity Date, at the request of the Borrower and with the consent of the Administrative Agent (which consent shall not be unreasonably withheld), any Lender may, at its sole and absolute discretion, (but shall not be obligated to) increase the amount of its Commitment by executing an Increased Commitment Supplement with the Borrower and the Administrative Agent, substantially in the form of Exhibit F hereto, whereupon such Lender shall be bound by and entitled to the benefits of this Agreement with respect to the full amount of its Commitment as so increased; provided that (i) the minimum amount of such increase shall be $2,500,000, and (ii) after giving effect to such increase, the aggregate amount of the Commitments shall not exceed $125,000,000.

                  (b) If on the date on which any Lender increases its Commitment pursuant to this Section 2.20 there is an unpaid principal amount of Revolving Loans, the Borrower shall borrow from such Lender under this Agreement, subject to Section 4, Revolving Loans of such types and in such amounts as shall be necessary to cause the outstanding amount of such Lender's share of each type of Revolving Loan made by all Lenders to be equal to such Lender's pro rata share. Notwithstanding anything herein to the contrary, any Eurodollar Loans made by a Lender pursuant to this Section 2.20 shall have (i) Interest Periods which end on the same dates as the Interest Periods for the corresponding Eurodollar Loans made by all the Lenders and (ii)

                                                                       EXECUTION
interest rates equal to the interest rates for the corresponding Eurodollar Loans made by all the Lenders.

                  (c) Subject to the provisions of Sections 2.02, 2.03 and 2.09, the Borrower may elect to have the Administrative Agent on behalf of the Borrower apply the proceeds of such Lender's Revolving Loans made pursuant to this Section 2.20 to the partial prepayment of the Lenders' Revolving Loans (including such Lender's Revolving Loans made pursuant to Section 2.20(b), it being understood that such Lender may retain an amount equal to its pro rata share of its Revolving Loans) to the extent necessary to cause the outstanding amount of such Lender's share of each type of Revolving Loan made by all Lenders to be equal to such Lender's pro rata share (as determined after giving effect to the increase in Commitment) (and the pro rata provisions of Section 2.16 shall not be applicable to such payment). If the Borrower elects to apply the proceeds of such Lender's Revolving Loans to the partial prepayment of the other Lenders' Eurodollar Loans on a date other than the last day of an Interest Period with respect to all such Eurodollar Loans, the Borrower shall pay to the Lenders (other than the Lender increasing the amount of its Commitment) the compensation referred to in Section 2.14.

                  (d) The Administrative Agent shall advise the Lenders of such increase in the Commitment of a Lender and of the amount of any borrowing from such Lender hereunder made simultaneously upon such increase."

         1.3 Amendment of Section 6.05. Section 6.05 shall be amended by the deletion of "the date hereof would not exceed the sum of (x) $65,000,000 plus
(y) 50% of the cumulative Consolidated Net Income of the Company for the period (taken as one accounting period) since the date hereof" and the substitution therefor of the words "December 31, 2001 would not exceed the sum of (x) $40,000,000 plus (y) 50% of the cumulative Consolidated Net Income of the Company for the period (taken as one accounting period) since December 31, 2001".

         1.4 Amendment of Section 6.12. Section 6.12(a) shall be amended by the deletion at the end of thereof of "3.5:1.0" and its substitution with the following: "the correlative ratio indicated below:


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                                                                       EXECUTION

      FOR QUARTER PERIOD ENDING                     CONSOLIDATED LEVERAGE RATIO
      December 31, 2001                                         3.75
      March 31, 2002                                            4.50
      June 30, 2002                                             4.00
      September 30, 2002                                        3.75
      December 31, 2002 and thereafter                          3.50

                                                                                  "

         1.5 Amendment of Exhibits. The Exhibits shall be amended by the addition at the end thereof of new Exhibits E and F in the form of Annex I hereto.

                  ARTICLE TWO - REPRESENTATIONS AND WARRANTIES

         2.1 Borrower Representations and Warranties. In order to induce the Agents and the Lenders to enter into this Amendment the Borrower represents and warrants as follows:


                  (a) The Borrower has the power and authority and has taken all action necessary to execute, deliver and perform this Amendment and all other agreements and instruments executed or delivered or to be executed or delivered in connection herewith and therewith and this Amendment and such other agreements and instruments constitute the valid, binding and enforceable obligations of the Borrower.

                  (b) The Borrower's representations and warranties contained in the 364-Day Credit Agreement are true and correct in all respects on and as of the date hereof as though made on and as of the date hereof and no Default or Event of Default has occurred and is continuing as of the date hereof (for the avoidance of doubt in each case for the purposes of this Section 2.1 (b), after giving effect to this Amendment and the amendment dated of even date herewith to the Five-Year Facility).

         2.2 Acknowledgment of Borrower. The Borrower expressly acknowledges and agrees that as of the date hereof, it has no offsets, claims or defenses whatsoever against any of the Indebtedness or obligations owing under the 364-Day Credit Agreement.



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                                                                       EXECUTION

                      ARTICLE THREE - CONDITIONS PRECEDENT

         3.1 Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions on or before the date hereof:


                  (a) Receipt by the Administrative Agent of copies of (i) this Amendment duly executed by each of the Borrower, Agents and Required Lenders (after giving effect to the Extension Agreement in accordance with the terms of Section 2.18 to the 364-Day Credit Agreement) and (ii) the Extension Agreement duly executed by each of the Borrower and the Continuing Lenders.

                  (b) The Borrower shall have paid all fees, costs and expenses owing to the Administrative Agent and the Administrative Agent's counsel through the date hereof, including without limitation, in respect of the preparation, execution and delivery of this Agreement.

                  (c) Each Continuing Lender shall have received from the Borrower an amendment fee equal to 0.250% of the total amount of the commitments of such Continuing Lender under the 364-Day Credit Agreement.

                       ARTICLE FOUR - GENERAL PROVISIONS

         4.1 Full Force and Effect. Except as expressly amended hereby, the 364-Day Credit Agreement and all other documents, agreements and instruments relating thereto are and shall remain unmodified and in full force and effect. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the 364-Day Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import shall mean and be a reference to the 364-Day Credit Agreement as amended hereby, and this Amendment and the 364-Day Credit Agreement shall be read together and construed as a single instrument.

         4.2 Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and that all of which taken together shall constitute one and the same instrument, respectively. Delivery of an executed counterpart of this Amendment by facsimile shall be equally effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart by facsimile shall also deliver a manually executed counterpart of this Amendment, but failure to do so shall not effect the validity, enforceability, of binding effect of this Amendment.




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                                                                       EXECUTION

         4.3 Final Agreement. This Amendment is intended by the Borrower, the Agents and the Lenders to be the final, complete, and exclusive expression of the agreement between them with respect to the subject matter hereof. This Amendment supersedes any and all prior oral or written agreements relating to the subject matter hereof. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of Lenders. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Agents under the 364-Day Credit Agreement, nor constitute a waiver of any provision of the 364-Day Credit Agreement.

         4.4 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.



                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                       JPMORGAN CHASE BANK,
                                       individually and as Administrative Agent,


                                       By: /s/    Lawrence Palumbo, Jr.
                                           ------------------------------------
                                           Name:  Lawrence Palumbo, Jr.
                                           Title: Vice President



                                       BANK OF AMERICA, N.A.,
                                       individually and as Syndication Agent,


                                       By: /s/    Donald  J. Chin
                                           ------------------------------------
                                           Name:  Donald J. Chin
                                           Title: Managing Director



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                                                                       EXECUTION

                                       WACHOVIA BANK, N.A.,
                                       individually and as Documentation Agent,


                                       By: /s/    Robert Wilson
                                           ---------------------------
                                           Name:  Robert Wilson
                                           Title: Vice President



                                       THE BANK OF NEW YORK

                                       By: /s/    Joanna S. Bellocq
                                           ------------------------------------
                                           Name:  Joanna S. Bellocq
                                           Title: Vice President



                                       PNC BANK, NATIONAL ASSOCIATION

                                       By: /s/    Donald V. Davis
                                          -------------------------------------
                                           Name:  Donald V. Davis
                                           Title: Vice President



                                       THE NORTHERN TRUST COMPANY

                                       By: /s/    Russ Rockenbach
                                          -------------------------------------
                                           Name:  Russ Rockenbach
                                           Title: Vice President



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                                                                       EXECUTION

                                       ING (US) CAPITAL LLC


                                       By: /s/    John Kippak
                                          ------------------------------------
                                           Name:  John Kippak
                                           Title: Managing Director


                                       By:
                                           ------------------------------------
                                           Name:
                                           Title:



Agreed and accepted:

ARCH CHEMICALS, INC.


By: /s/   W. Paul Bush
   -------------------------
   Name:  W. Paul Bush
   Title: V.P. and Treasurer



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                                                                       EXECUTION

                                                                         ANNEX I

                                                                       EXHIBIT E

                          ADDITIONAL LENDER SUPPLEMENT

         ADDITIONAL LENDER SUPPLEMENT (this "Additional Lender Supplement") dated as of January __, 200_ between _____ (the "New Lender"), Arch Chemicals, Inc. (the "Borrower") and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H:


         WHEREAS, the 364-Day Credit Agreement, dated as of January 27, 1999 and (as the same may be amended, supplemented or otherwise modified through the date hereof, the "364-Day Credit Agreement"), among, inter alios, the Borrower, the Lenders party thereto, and JPMorgan Chase Bank, as Administrative Agent, provides that a financial institution, although not a party thereto, may become a party to the 364-Day Credit Agreement with the consent of the Borrower and the Administrative Agent by executing a supplement substantially in the form of this Additional Lender Supplement;

         WHEREAS, the New Lender is not a party to the 364-Day Credit Agreement but now desires to become a party thereto;

         NOW, THEREFORE, IT IS AGREED:

         1. All capitalized terms used and not otherwise defined herein shall have the respective meaning specified in the 364-Day Credit Agreement.

         2. The amount of the New Lender's Commitment shall be $___


         3. The New Lender confirms that (a) it has received a copy of the 364-Day Credit Agreement, together with such financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Additional Lender Supplement and to become a party to the 364-Day




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                                                                       EXECUTION

Credit Agreement; (b) agrees that it will, independently and without reliance upon any of the Agents or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisal of and investigation into the business, operations, property, prospects, financial and other conditions and creditworthiness of the Borrower and will make its own credit analysis, appraisals, and decisions in taking or not taking action under the 364-Day Credit Agreement; (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the 364-Day Credit Agreement as are delegated to such Agent by the terms thereof, together with such powers as are incidental thereto; (d) agrees that it will be bound by and perform in accordance with their terms all of the obligations which by the terms of the 364-Day Credit Agreement are required to be performed by it as a Lender; (e) specifies as its address for notices and Lending Offices, the offices set forth beneath its name on the signature pages hereof , (f) attaches a duly completed Administrative Questionnaire [and (g) attaches the Internal Revenue Service Form W-8BEN or W-8ECI].(1)

         4. This Additional Lender Supplement shall be effective on ________, 2002 (the "Effective Date").

         5. On and after the Effective Date, the New Lender shall be a party to the 364-Day Credit Agreement and have the rights and obligations of a Lender thereunder and be entitled to the benefits and rights of a Lender thereunder.

         6. [The New Lender hereby requests that the Borrower issue new promissory notes as follows:

                  (a) a note evidencing Revolving Loans dated the Effective Date in the principal amount of the New Lender Commitment, payable to the order of the New Lender; and

                  (b) a note evidencing Competitive Loans dated the Effective Date in the principal amount of $[total commitments], payable to the order of the New Lender.]




--------

(1) If the New Lender is organized under the laws of a jurisdiction outside the United States.



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
         7. This Additional Lender Supplement may be executed in any number of counterparts which, when taken together, shall be deemed to constitute one and the same instrument.

         8. THIS ADDITIONAL LENDER SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.


[New Lender's Address]                      [NAME OF NEW LENDER]
[Lending Offices]

                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:


                                            ARCH CHEMICALS, INC.


                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:


                                            JPMORGAN CHASE BANK,
                                            as Administrative Agent

                                            By:
                                               ---------------------------------
                                                 Name:
                                                 Title:



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
                                                                       EXHIBIT F


                         INCREASED COMMITMENT SUPPLEMENT

         INCREASED COMMITMENT SUPPLEMENT (this "Increased Commitment Supplement") dated as of ________________ 200_ among ________________ (the
"Lender"), Arch Chemicals, Inc. (the "Borrower") and JPMorgan Chase Bank, as Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H:

         WHEREAS, the 364-Day Credit Agreement, dated as of January 27, 1999 and (as the same may be amended, supplemented or otherwise modified through the date hereof, the "364-Day Credit Agreement"), among, inter alios, the Borrower, the Lenders party thereto, and JPMorgan Chase Bank, as Administrative Agent, provides that a Lender may increase its Commitment under the 364-Day Credit Agreement with the consent of the Borrower and the Administrative Agent by executing a supplement substantially in the form of this Increased Commitment Supplement;

         WHEREAS, the Lender desires to increase its Commitment under the 364-Day Credit Agreement;

         NOW, THEREFORE, IT IS AGREED:

         1.1.7 All capitalized terms used and not otherwise defined herein shall have the respective meaning specified in the 364-Day Credit Agreement.

         1.1.8    The Lender's Commitment shall be increased by $______to
                  $______.

         1.1.9 This Increased Commitment Supplement shall be effective on ______, 2002 (the "Effective Date").

         1.1.10 [The Lender hereby requests that the Borrower issue promissory notes evidencing Revolving Loans and Competitive Loans dated the Effective Date each in the principal amount of the increase in the Lender's Commitment, payable to the order of the Lender.] [The Lender hereby attaches promissory notes evidencing Revolving Loans and Competitive Loans each in

                                                                       EXECUTION
                  the principal amount of $______ and requests that the Borrower issue promissory notes dated the Effective Date evidencing Revolving Loans and Competitive Loans in the principal amount of the increase in the Lender's Commitment, payable to the order of the Lender.]

         1.1.11 This Increased Commitment Supplement may be executed in any number of counterparts which, when taken together, shall be deemed to constitute one and the same instrument.

         1.1.12 THIS INCREASED COMMITMENT SUPPLEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.



                                        [NAME OF LENDER]


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        ARCH CHEMICALS, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        JPMORGAN CHASE BANK,
                                         as Administrative Agent

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:




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